                                       OPPENHEIMER DEVELOPING MARKETS FUND
                                           Supplement dated May 2, 2008
                                     to the Prospectus dated November 30, 2007

This supplement amends the Prospectus dated November 30, 2007 and replaces the supplement dated April 28,
2008. The Prospectus is revised as follows:

1.       The bullet point "Paying by Federal Funds Wire" in the section titled "How to Buy Shares - Buying through the Distributor" is deleted in its entirety and is replaced by the following:

o        Paying by Federal Funds Wire. Shares purchased through the Distributor may be paid for by Federal Funds wire. The minimum wire purchase is $2,500. Before sending a wire, call the Distributor's Wire
         Department at 1.800.225.5677 to notify the Distributor of the wire and to receive further instructions.

2.       Effective June 2, 2008, the first paragraph in the section titled "How to Buy Shares - What Is the
    Minimum Amount You Must Invest?" is deleted in its entirety and is replaced by the following:

         WHAT IS THE MINIMUM AMOUNT YOU MUST INVEST? In most cases, you are only permitted to buy Fund shares with a minimum initial investment of $50,000. This minimum initial investment applies to
         Class A, Class B, Class C and Class N shares. An existing shareholder may make additional investments at any time thereafter with as little as $50. Omnibus group retirement plans that do not already have an account in the Fund (except for plans held through the Pinnacle or
         Recordkeeper Pro programs), and 457 plans will not be permitted to buy Fund shares of any class.

3.       The address information following the bullet points in the section titled "How to Sell Shares - How Do
    You Sell Shares by Mail?" is deleted in its entirety and is replaced by the following:

                        Use the following address for requests by regular mail:
                                       OppenheimerFunds Services
                                             P.O. Box 5270
                                         Denver, Colorado 80217
                Use one of the following addresses for courier or express mail requests:
                  Prior to October 10, 2008:               On or after October 10, 2008:
                   OppenheimerFunds Services                 OppenheimerFunds Services
                   10200 East Girard Avenue                   12100 East Iliff Avenue
                          Building D                                 Suite 300
                    Denver, Colorado 80231                    Aurora, Colorado 80014

4.       The following is added to the Fund's Prospectus:

         Present or former officers, directors, trustees and employees (and their eligible family members) of the Fund, the Manager, its affiliates, its parent company and the subsidiaries of its parent company, and retirement plans established for the benefit of such individuals, are permitted to purchase Class Y shares of the Fund.

May 2, 2008                                                                                PS0785.027